Exhibit 10.9


              EIGHTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

      This Eighth Amendment and Waiver to Credit Agreement (herein, the "Amendment") is entered into as of May 1, 2009, among CalAmp Corp., a Delaware corporation (the "Borrower"), the lenders party hereto (herein, the "Lenders"), and Bank of Montreal, as administrative agent for the Lenders (the "Administrative Agent").

      PRELIMINARY STATEMENTS:

      A. The Borrower, certain subsidiaries of the Borrower, as guarantors, the Administrative Agent, and the other Lenders have entered into that certain Credit Agreement dated as of May 26, 2006 (such Credit Agreement, as the same has been or may be amended, modified or restated from time to time, hereinafter referred to as the "Credit Agreement"). All defined terms used herein shall have the same meaning as in the Credit Agreement unless otherwise defined herein.

      B. The Borrower has requested that the Lenders waive certain Events of Default and make certain amendments to the Credit Agreement, and the Lenders are willing to do so, all in the manner and on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  WAIVER.

      The Borrower has advised the Lenders that it was not in compliance with
(i) the Minimum EBITDA covenant set forth in Section 8.21 of the Credit Agreement for the 12-month period ended February 28, 2009 (the "Minimum EBITDA Default") and (ii) the Minimum Sales of Wireless DataCom Division covenant set forth in Section 8.21 of the Credit Agreement for the 3-month periods ended March 28, 2009 and April 25, 2009 (the "Minimum Sales Default"); each such event of non-compliance constitutes an Event of Default under Section 9.1 of the Credit Agreement (the Minimum EBITDA Default and the Minimum Sales Default are referred to collectively as the "Existing Defaults"). The Borrowers have requested that the Lenders waive the Minimum EBITDA Default for the period ended February 28, 2009 and the Minimum Sales Default for the periods ended March 28, 2009 and April 25, 2009, and by signing below, the Lenders agree to waive the Existing Defaults for such periods and only for such periods.

SECTION 2.	AMENDMENTS.
      Subject to the satisfaction of the conditions precedent set forth in
Section 3 below, the Credit Agreement shall be and hereby is amended as follows:

      2.1. Section 8.21(d) (Minimum EBITDA) shall be amended and restated in its entirety to read as follows:

      (d) Minimum EBITDA. The Borrower shall not, as of the last day of each period set forth below, permit EBITDA for such period to be less than:
PERIOD                             EBITDA SHALL
                                 NOT BE LESS THAN:

12 Months ending 5/30/2009         ($5,449,000)
12 Months ending 8/29/2009         ($6,196,000)
12 Months ending 11/28/2009        ($3,542,000)

      2.2. Section 8.21(e) of the Credit Agreement (Minimum Sales of Wireless DataCom Division) shall be amended and restated in its entirety to read as follows:

      (e) Minimum Sales of Wireless DataCom Division. As of the last day of each fiscal month set forth below, the Borrower shall not permit sales of the Wireless DataCom Division for the past three (3) fiscal months to be less than:
                                 SALES OF WIRELESS DIVISION SHALL
FISCAL MONTH ENDING                      NOT BE LESS THAN:

5/30/2009                                   $11,226,000
6/27/2009                                   $11,594,000
7/25/2009                                   $12,566,000
8/29/2009                                   $13,173,000
9/26/2009                                   $13,842,000
10/24/2009                                  $14,255,000
11/28/2009                                  $14,761,000
12/26/2009                                  $15,328,000

SECTION 3.  CONDITIONS PRECEDENT.

      The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

      3.1. The Borrower, the Required Lenders and the Administrative Agent shall have executed and delivered this Amendment.

      3.2. The Administrative Agent shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Administrative Agent or its counsel may reasonably request.

      3.3. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

      3.4. The Guarantors shall have executed their reaffirmation, acknowledgment, and consent in the space provided for that purpose below.

      3.5. The Borrower shall have paid any invoices for professional services rendered on behalf of the Administrative Agent, including legal fees.

SECTION 4.  REPRESENTATIONS.

      In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof after giving effect to this Amendment the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects, except to the extent the same expressly relate to an earlier date (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Administrative Agent) and the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default (other than the Existing Defaults) has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 5.  MISCELLANEOUS.

      5.1. The Borrower and the Guarantors heretofore executed and delivered to the Administrative Agent certain Collateral Documents and the Borrower hereby, and the Guarantors by signing below, acknowledge and agree, that, notwithstanding the execution and delivery of this Amendment, the Collateral Documents remain in full force and effect and the rights and remedies of the Agent and the Lenders, the obligations of the Borrower and the Guarantors thereunder and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

      5.2. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

      5.3. The Borrower agrees to pay on demand all reasonable costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent.

      5.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.

This Amendment shall be governed by the internal laws of the State of New
York.

       5.5. FOR VALUE RECEIVED, INCLUDING WITHOUT LIMITATION, THE AGREEMENTS OF THE LENDERS IN THIS AGREEMENT, THE BORROWER HEREBY RELEASES THE ADMINISTRATIVE AGENT AND EACH LENDER, ITS CURRENT AND FORMER SHAREHOLDERS, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, ATTORNEYS, CONSULTANTS, AND PROFESSIONAL ADVISORS (COLLECTIVELY, THE "RELEASED PARTIES") OF AND FROM ANY AND ALL DEMANDS, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, ACTS AND OMISSIONS, LIABILITIES, AND OTHER CLAIMS OF EVERY KIND OR NATURE WHATSOEVER, BOTH IN LAW AND IN EQUITY, KNOWN OR UNKNOWN, WHICH THE BORROWER HAS OR EVER HAD AGAINST THE RELEASED PARTIES, INCLUDING, WITHOUT LIMITATION, THOSE ARISING OUT OF THE EXISTING FINANCING ARRANGEMENTS BETWEEN THE BORROWER AND THE LENDERS, AND THE BORROWER FURTHER ACKNOWLEDGES THAT, AS OF THE DATE HEREOF, IT DOES NOT HAVE ANY COUNTERCLAIM, SET-OFF, OR DEFENSE AGAINST THE RELEASED PARTIES, EACH OF WHICH THE BORROWER HEREBY EXPRESSLY WAIVES.

This Eighth Amendment and Waiver to Credit Agreement is entered into as of the date and year first above written.

                                         "BORROWER"
                                         CALAMP CORP.

                                         By /s/ Richard K. Vitelle
                                         Name:  Richard K. Vitelle
                                         Title:  Vice President of Finance

     Accepted and agreed to by the Lenders.

                                         "LENDERS"

                                         BANK OF MONTREAL, acting through its
                                         Chicago Branch, in its individual
                                         capacity as a Lender, as L/C Issuer,
                                         and as Administrative Agent

                                         By /s/ Shane Koonce
                                         Name  Shane Koonce
                                         Title  Vice President

                                         UNION BANK OF CALIFORNIA, N.A.

                                         By /s/ Daniel J. Isenberg
                                         Name  Daniel J. Isenberg
                                         Title  Vice President

                                         BANK OF THE WEST
                                         By /s/ J. Neal Churchill
                                         Name  J. Neal Churchill
                                         Title  Vice President